UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: October 18, 2013

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 18, 2013, the slide presentation (the “Presentation”) of Oragenics, Inc. (the “Company”) attached to this report as Exhibit 99.1 and incorporated herein by reference was posted in the Investors section of the Company’s website www.oragenics.com. The Presentation is also expected to be used in connection with presentations to potential investors regarding any potential offering made pursuant to the Company’s existing effective shelf registration statement, previously filed with the Securities and Exchange Commission. In addition, the Company may rely on all or part of this Presentation any time it is discussing the current state of the Company in communications with industry analysts, at conferences or with other investors in the Company’s securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of these securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state. Any offering of securities pursuant to the existing effective shelf registration statement will be made only by means of a prospectus and related prospectus supplement, when available.

The information set forth in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. In addition, the Presentation contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the Presentation.

By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report. The information contained in this report is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that Oragenics makes, by press release or otherwise, from time to time. Oragenics undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any information contained in the Presentation should be read in the context of and with due regard to the more detailed information provided in other documents we file with or furnish to the SEC, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2012 and our quarterly report on Form 10-Q for the quarter ended June 30, 2013 and through press releases or through other public disclosure.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Slide Presentation dated October 18, 2013.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 18th day of October, 2013.

ORAGENICS, INC.
(Registrant)

BY:	/s/ John N. Bonfiglio

John N. Bonfiglio

Chief Executive Officer